IMMEDIATE RELEASE

American Realty Capital Properties and CapLease Host Conference Call in Connection with Recently
Announced Acquisition

New York, New York, May 28, 2013 – American Realty Capital Properties, Inc. (“ARCP” or the “Company”) (NASDAQ: ARCP) and CapLease, Inc. (“CapLease”) (NYSE: LSE) announced today they will host a conference call and webcast to discuss the recent announcement that both companies have signed a definitive merger agreement under which ARCP will acquire all of the outstanding shares of CapLease in a transaction valued at approximately $2.2 billion. The call will take place on Tuesday, May 28, 2013 at 2:00 p.m. E.T. Nicholas S. Schorsch, Chairman and Chief Executive Officer, and Brian S. Block, Chief Financial Officer, of ARCP will be joined by Paul H. McDowell, CapLease’s Chairman and Chief Executive Officer, to conduct the call.

Live Conference Call and Webcast Details*

Tuesday, May 28, 2013 at 2:00 p.m. E.T.
Domestic Dial-In Number: 1- 877-317-6003

International Dial-In Number: 1-412-317-6061
Canada Dial-In Number: 1-866-284-3684

Conference ID: 1289886

Webcast: http://services.choruscall.com/links/arcp130528.html

*Participants should dial in 10-15 minutes early.

Conference Call Replay Details
Domestic Dial-In Number: 1-877-344-7529

International Dial-In Number:  1-412-317-0088
Conference ID: 10029615

Date Available: May 28, 2013 (one hour after the end of the conference call) to June 5, 2013 at 9:00 AM ET

About ARCP

ARCP is a publicly traded Maryland corporation listed on The NASDAQ Global Select Market that qualified as a real estate investment trust (“REIT”) for U.S. federal income tax purposes for the taxable year ended December 31, 2011, focused on acquiring and owning single tenant freestanding commercial properties subject to net leases with high credit quality tenants. Additional information about ARCP can be found on its website at www.arcpreit.com. ARCP may disseminate important information regarding ARCP and its operations, including financial information, through social media platforms such as Twitter, Facebook and LinkedIn.

About CapLease

CapLease is a REIT that primarily owns and manages a diversified portfolio of single tenant commercial real estate properties subject to long-term leases to high credit quality tenants.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, CapLease expects to prepare and file with the Securities and Exchange Commission (“SEC”) a proxy statement and other documents regarding the proposed transaction. The proxy statement will contain important information about the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY ARCP OR CAPLEASE WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCP, CAPLEASE AND THE PROPOSED TRANSACTION.

Investors and security holders of CapLease will be able to obtain free copies of the proxy statement and other relevant documents filed by CapLease with the SEC (if and when then become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by CapLease with the SEC are also available on CapLease’s website at www.caplease.com, and copies of the documents filed by ARCP with the SEC are available on ARCP’s website at www.arcpreit.com.

Participants in Solicitation

The directors, executive officers and employees of CapLease may be deemed “participants” in the solicitation of proxies from stockholders of CapLease in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of CapLease in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about CapLease’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and in its definitive proxy statement filed with the SEC on Schedule 14A on April 19, 2013.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP’s and CapLease’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including FFO and AFFO, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain CapLease stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; (3) risks related to disruption of management’s attention from the ongoing business operations due to the transaction; (4) the effect of the announcement of the proposed merger on CapLease’s or ARCP’s relationships with its customers, tenants, lenders, operating results and business generally; (5) the outcome of any legal proceedings relating to the merger or the merger agreement; and (6) risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in ARCP’s and CapLease’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. ARCP and CapLease disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Contacts:

ARCP
Anthony J. DeFazio	Brian S. Block, EVP & CFO
DDCWorks	American Realty Capital Properties, Inc.
tdefazio@ddcworks.com	bblock@arlcap.com
Ph: (484) 342-3600	Ph: (212) 415-6500

CapLease
Brad Cohen
ICR, LLC
bcohen@ircinc.com
Ph: (212) 217-6393